March 11, 2002
                        DREYFUS VARIABLE INVESTMENT FUND
                             QUALITY BOND PORTFOLIO
                            Supplement to Prospectus
                               Dated May 1, 2001

Certain credit derivatives are among the derivatives in which the portfolio can invest.
120s0302




                                                  March 11, 2002



                        DREYFUS VARIABLE INVESTMENT FUND
                             QUALITY BOND PORTFOLIO

              Supplement to Statement of Additional Information
                               Dated May 1, 2001

      THE FOLLOWING INFORMATION SUPPLEMENTS AND SHOULD BE READ IN CONJUNCTION WITH THE SECTION OF THE STATEMENT OF ADDITIONAL INFORMATION ENTITLED "INVESTMENT TECHNIQUES:"

CREDIT DERIVATIVES--(Limited Term High Income Portfolio and, to a limited extent, Quality Bond Portfolio) The Limited Term High Income Portfolio may engage in credit derivative transactions, such as those involving default price risk derivatives and market spread derivatives. The Quality Bond Portfolio may engage in credit derivatives only to the extent such derivatives are excluded from regulation under the Commodity Exchange Act. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Manager is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Portfolio would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Manager is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged. There is no limit on the amount of credit derivative transactions that may be entered into by the Portfolio. The Portfolio's risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if the Portfolio purchases a default option on a security, and if no default occurs with respect to the security, the Portfolio's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, the Portfolio's loss will include both the premium that it paid for the option and the decline in value of the underlying security that the default option hedged.